UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2009

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

 Florida  (State or other jurisdiction of incorporation)
001-11350 (Commission File Number)
59-0483700 (IRS Employer Identification No.)

1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)
32117 (Zip Code)

 Registrant’s telephone number, including area code:  (386) 274-2202

 Not Applicable  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 30, 2009, William J. Voges, Chairman of the Board of Directors of Consolidated-Tomoka Land Co. (the “Company”) sent a letter to David Winters of Wintergreen
Advisers, LLC, a shareholder of the Company, in response to a letter from Mr. Winters to the Company dated June 23, 2009.  A copy of the letter from Mr. Voges is filed with this Form 8-K and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1           Letter to David Winters, Wintergreen Advisers, LLC, dated June 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  June 30, 2009

Consolidated-Tomoka Land Co. By: /s/William H. McMunn

William H. McMunn, President and Chief Executive Officer